Exhibit 10.10

House Lease Contract

Lessor (Party A)： Shenzhen Yifang Digital Technology Co., LTD

(Address)： YiFang Bldg., No.315 Shuangming Ave., Guangming St., Guangming New District, Shenzhen, China

Postcode：518107___ Tel：*

Organization code certificate or valid certificate number：                    *

Entrusted Agent：____________________________________________________

Address：____________________________________________________

Postcode：_________________ Tel：______________________________

Organization code certificate or valid certificate number：______________________________

Lessee (Party B)： Shenzhen Bestman Precision Instrument Co., Ltd

Address： Floor 4, Building 210, Nanyou 2nd Industry District, Xiangnan Rd., Nanshan District, Shenzhen

Postcode)：                         /                            Tel：                         /

Organization code certificate or valid certificate number：         *____________________________

Entrusted Agent：____________________________________________________

Address：____________________________________________________

Postcode：_________________   Tel：______________________________

Organization code certificate or valid certificate number：______________________________

According to Contract Law of the People's Republic of China, Urban Real Estate Administration Law of the People's Republic of China, House Lease Regulations of Shenzhen Special Economic Zone and its implementing rules, the Shenzhen Municipal People's Congress Standing Committee on Strengthening The Decision Of The House Lease Security Responsibility , the provisions of the both parties negotiated consensus, conclude the following contract.

Article 1 Party A will rent the whole floor of 8/F located at YiFang Bldg., No.315 Shuangming Ave., Guangming St., Guangming District, Shenzhen, China, house coding * (the "rental house”) to party B. The total area is 3,500 square meters, and the construction area is 2,920 square. The public portion is 580 square meters, and the total number of floors of the building is 23 floors.

Owner of the leased house: Shenzhen Yifang Digital Technology Co., LTD. Real estate title certificate or other valid certificates certifying its property right (right to use) Name and number:   /    .

Article 2 The total monthly rent cost of the leased house is 133,000 RMB (in words: One Hundred and Thirty-three thousands RMB only).

Article 3 Party B shall pay the first rental cost of 133,000RMB (in words: One Hundred and Thirty-three Thousands RMB Only) before July 13, 2019.

Article 4 Party B shall:

☒ Before the 5th of each month;

☐ quarter payment___________ which month___________ which day；

☐ Every Half Year___________ which month___________ which day；

☐ Every Year___________ which month___________ which day；

Pay the rent to Party A; Party A shall issue tax value-added invoice to Party B when collecting the rent.

(Both Parties should choose one of the above-mentioned methods and click "✓" in the selection)

Article 5 The valid period of this contract for Party B is from July 16, 2019 to July 15, 2024.

The time limit prescribed in the preceding paragraph shall not exceed the approved term of land use and shall not exceed 20 years. The exceeding term shall be invalid.

Article 6 Rental Purpose: For Production, Office, and R&D.

Party B shall not use the rental house for any other purposes without party A's written approval.

Article 7 Party A shall deliver the leased house to Party B before July 16, 2019 and go through relevant handover procedures.

If Party A fails to deliver the leased house within the time specified in the preceding paragraph, Party B can request Party A to extend the validity of this contract, and both Parties shall sign the contract for confirmation in person and report to the contract registration authority for record.

Article 8 When delivering the leased house, both Parties shall confirm the current condition of the leased house and its affiliated facilities, the affiliated property and other relevant information, and make supplementary lists in the attached pages.

Article 9 When Party A delivers the leased house, party A may collect from Party B a deposit of three months 'rental costs which not exceeds three months' rental costs, that is, RMB399,000.00 (in words: RMBthree hundred ninety nine thousand ONLY). Party A shall issue a receipt to Party B when collecting the deposit.

Conditions for Party A to return the deposit to Party B:

1. Upon expiration of the lease term, Party B shall pay off the rent, water, electricity and management fees

2. The main structure of the house is intact and undamaged

3. The facilities and equipment in accordance with the lease lists shall be returned in good condition

☐ Only one of the conditions is satisfied

☒ All Satisfied

(Both Parties should select one option and tick "√" in the box)

Return method and time of lease deposit: Transfer payment when it is due (return to Party B without interest within three working days)

Party A may not return the deposit under any of the following circumstances:

1.After the lease term expires, Party B has not paid the rent, water, electricity and management fees)

2.The main structure of the house was severely damaged

3.Any damage or loss of the facilities in the Lists of Equipment and Facilities to be transferred shall be compensated at the market price or deducted directly from the security deposit

Article 10 During the lease term, Party A shall be responsible for paying the land use fee, taxes, management fees and/or fees arising from the lease. Party B is responsible for paying the water, electricity, sanitation, management fee and other expenses incurred by using the leased premises on time.

Article 11 Party A shall ensure that the leased house and the attached facilities delivered are capable of the purpose of lease and that the safety of the premises complies with the provisions of relevant laws, regulations or rules.

Article 12 Party B shall use the leased house and the attached facilities reasonably and shall not engage in any illegal acts. Party A shall not interfere with party B's normal and reasonable use of the leased house.

Article 13 In the course of using the leased house, if the leased house or its affiliated facilities are damaged or faulty without fault of Party B, Party B shall timely notify Party A to take possible effective measures to prevent further expansion of the defects. Party A shall, within 10 days upon receipt of the notice from Party B, carry out repairs or directly entrust Party B to carry out repairs; If Party B is unable to notify Party A or Party A fails to perform the maintenance obligations within the time specified above upon receipt of the notice, Party B may perform the maintenance on behalf of Party A. In case of urgent need for immediate repairs, Party B shall first repair and notify Party A of the relevant situation in a timely manner.

Party A shall bear the maintenance expenses (including reasonable expenses incurred by Party B for maintenance and for preventing the expansion of defects) under the circumstances set forth in the above two paragraphs. If Party B fails to fulfill its obligations in the above two paragraphs, fails to notify in time or take possible effective measures, resulting in further losses, part of the maintenance costs shall be borne by Party B.

Article 14 If the leased house or its attached facilities are damaged or damaged due to improper or unreasonable use of the premises by Party B, Party B shall be responsible for repair or compensation and notify Party A.

Article 15

☐ During the lease term, Party B may sublet all or part of the leased house to others and go through the formalities of registration (filing) with the housing leasing authority. However, the sublease term shall not exceed the lease term stipulated in this contract.

✓ During the lease period, with the written consent of Party A, Party B may go through the formalities of registration (filing) with the competent authority of housing lease with the written proof of party A's consent to sublease. However, the sublease term shall not exceed the lease term stipulated in this contract.

☐ During the lease term, Party B shall not sublet the leased premises to any other person in part or in whole.

(Both Parties should choose one of the above three items and click "✓" in the gap)

Article 16 If Party A intends to transfer part or all of the property right of the house during the term of this contract, party A shall notify Party B in writing one month prior to the transfer. Party B shall give a reply to Party A within seven working days upon receipt of party A's written notice, and Party B shall have the preemptive right under the same conditions.

If the leased house is transferred to others, Party A is responsible to inform the transferred to continue to perform this contract when signing the transfer contract.

Article 17 During the term of this Contract, termination or modification of this Contract is allowed under any of the following circumstances, which shall not be considered as breach of the Contract:

(1) The contract cannot be performed due to force majeure;

(2) Government expropriation, acquisition, repossession or demolition of leased premises;

(3) Party A and Party B reaches an agreement through consultation.

Article 18 If any of the following circumstances occur, Party A may be liable for the loss caused thereby.

✓1.Require party B to restore the premises to its original condition；

✓2.Claim damages from Party B；

✓3.The lease deposit is not refundable；

☐ 4.Party B is required to pay liquidated damages in RMB）    ／    （in words）：    ／    （RMB）.

(The above four methods shall be selected by both Parties through negotiation, but items 3 and 4 cannot be selected at the same time. Click "✓" in corresponding ports)

(1)Party B is in arrears of rental cost for more than 15 days (half month)；

(2)Party B's default may lead to party A's loss of more than 10,000 yuan；

(3)Party B uses the leased house to conduct illegal activities that damage the public interests or the interests of others；

(4)Party B changes the structure or uses of the leased house without authorization；

(5)Party B violates article 14 of this contract and fails to undertake maintenance responsibilities or pay maintenance fees, causing serious damage to the premises or equipment；

(6)Party B will decorate the leased premises without party A's consent and approval from relevant departments；

(7)Party B sublets the leased house to a third party without authorization).

In addition to holding Party B liable for damages or breach of contract, Party A may request Party B to change the terms of the Contract or terminate the contract based on the above circumstances. Once the notice of termination of the Contract is legally served, Party A has the right to apply for unilaterally registering the termination of the Contract.

Article 19 If any of the following circumstances occurs, Party B may be responsible for the loss caused thereby,

☒. Claim damages to Party A；

☒ 2. Request Party A to refund the lease deposit in double)；

☐ 3. Party A shall pay liquidated damages in RMB) ／ （RMB）（in words： ／ RMB）

(The above three methods shall be selected by both parties through negotiation, but items 2 and 3 cannot be selected at the same time; Click "✓" in corresponding ports) :

(I) Party A delays in delivering the leased house for more than fifteen days (half month);

(II) Party A violates article 11 of this Contract and the safety of the leased premises does not conform to the provisions of relevant laws, regulations or rules;

(III) Party A fails to undertake the maintenance responsibility or pays the maintenance fee in violation of Article 13 hereof

(IV) Party A will rebuild, expand or decorate the leased premises without party B's consent or approval from relevant departments.

(V) Party A unilaterally rebuilds, expands or decorates the leased premises without any good reason.

In addition to holding Party A liable for damages or breach of contract, Party B may also request Party A to change the terms of the Contract or terminate the Contract based on the above circumstances. Once the notice of termination of the Contract is legally served, Party B shall have the right to apply for unilaterally registering the termination of the Contract.

Article 20 After the termination of this contract, Party B shall move out and return the leased house and attached facilities within three days and guarantee the good conditions of the leased house and attached facilities (except for normal wear and tear). Meanwhile, Party B shall settle all expenses to be borne by Party B and go through relevant handover procedures.

If Party B fails to move out or return the leased house within the prescribed time limit, Party A has the right to take back the leased house according to the Law or the Contract and collect compensation equivalent to double rental cost from Party B as the overdue part.

Article 21 If Party B needs to continue to lease the house upon the expiration of the lease term, it shall request Party A to extend the lease three months prior to the expiration of the lease term. Under the same conditions, Party B has the priority to lease the house.

If party A and Party B reaches an agreement on the renewal of the lease, they shall conclude a new contract and register it under the Contract Registration Authority.

Article 22 Party A and Party B shall sign The Responsibility Letter for The Safety Management of Housing Leasing in Shenzhen. The leased house provided by Party A shall conform to the standards and conditions for safe use without any potential safety hazards. Fuel gas facilities, power facilities, gateways and channels of Rental house should comply with the regulations of the city's production safety, fire control, security, environmental protection, health management regulations or standards for party b shall strictly according to the regulations of the government functional departments, security, fire control, security, environmental protection, health management regulations or standards used for rental housing, and has the obligation to ensure that rent houses on the make There are no safety risks in use. Both Parties shall consciously perform the terms of this Contract. If either Party breaches the contract, it shall bear the corresponding liabilities for breach of contract as agreed herein

Article 23 Party A and Party B may separately agree on matters not covered herein in the addendum. The contents of the appended pages shall be a part of this contract and have the same effect as this contract after being signed and sealed by both parties.

If both Parties reach an agreement on modification of this contract during the lease term, both Parties shall register (put on record) with the competent authority of housing lease within 10 days after the establishment of the modification agreement.

Article 24 Any dispute between party A and Party B in connection with this Contract shall be settled through negotiation. If no settlements can be reached through negotiation, it may be submitted to the contract registration authority for mediation, you can choose the following Government Organizations:

☐ Applying for arbitration by Shenzhen Arbitration Commission;

☐ China International Economic and Trade Arbitration Commission shenzhen Sub-Commission for arbitration;

√ The People's Court brings a lawsuit.

(Both Parties shall choose one of the above dispute resolution methods through negotiation, and mark "√" in the corresponding mouth)

Article 25 Party A and Party B agrees on that the following address shall be the address for service of correspondence or documents of both parties:

Address of Party A: YiFang Bldg., No. 315 Shuangming Ave., Guangming St., Guangming District, Shenzhen

Address of Party B:____________________________________________________

If the above address is not agreed, the Address of the contract signed by both Parties shall be taken as the address for service.

The address of service shall remain valid without notice of change in writing. Notices or documents sent by one Party to the other Party at the address for service shall be deemed served. If the documents mailed to the above address are returned by the postal department, the date of return shall be deemed as the date of service.

Article 26 This contract shall come into force on the date of sign from both Parties.

Both Parties shall register or put on record with the competent authority within 10 days after signing this Contract.

Article 27 The Chinese version of this contract is the original.

Article 28 This Contract is in five copies, with Party A holds two copies, Party B holds one copy, the Contract Registration Authority holds one copy, and the Relevant Departments holds one copy.

Party A (signature and seal)：

Legal Representative：

Tel：

Bank Account No.：

Authorized agent (signature and seal)： /s/ Zungang Liu July 16, 2019

(affixed with corporate seal)

Party B (signature and seal)：

Legal Representative：

Tel：

Bank Account No.：

Authorized Agent (signature and Seal): /s/ Haizhu Cao July 22, 2019

Registration or Record Holder (signature) :

Contract Registration (record) Authority (Signature and Seal):

__________（Y） ____(M)____ (D)